UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	July 10, 2008

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32262	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

NAVTEQ Corporation

425 West Randolph Street

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

On July 10, 2008, pursuant to the Agreement and Plan of Merger (“Merger Agreement”) by and among NAVTEQ Corporation (the “Company”), Nokia Inc., a Delaware corporation (“Parent”), North Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), and, solely for the purposes of Section 7.08 and Article X, Nokia Corporation, a corporation organized and existing under the laws of the Republic of Finland (“Nokia”), the Purchaser merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent.  Pursuant to the terms of the Merger Agreement (i) each share of the common stock of the Company, par value $0.001 per share (the “Common Stock”), (ii) each option to purchase Common Stock and (iii) certain RSUs, outstanding immediately prior to the Merger, were converted into the right to receive $78.00 in cash, or in the case of options, a cash payment equal to the excess of $78.00 over the applicable option exercise price, in each case, without interest and net of any taxes required to be withheld.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to this Current Report on Form 8-K.  A copy of the press release issued by the Company on July 10, 2008 to announce the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 3 — Securities and Trading Markets

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 7, 2008, the Company notified the New York Stock Exchange (the “NYSE”) that each outstanding share of Common Stock would be converted at the effective time of the Merger into the right to receive $78.00 in cash, without interest and net of any taxes required to be withheld, and requested that the NYSE file with Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the Common Stock.  Trading of the Common Stock on the NYSE was suspended as of the opening of trading on July 10, 2008.  In addition, the Company has filed with the SEC a Form 15 to deregister the Common Stock under Sections 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act.

Item 3.03  Material Modification to Rights of Security Holders.

On July 10, 2008, pursuant to the Merger Agreement and in connection with the completion of the Merger, each share of Common Stock outstanding immediately prior the Merger was converted into the right to receive $78.00 in cash, without interest and net of any taxes required to be withheld.  Upon the effective time of the Merger, the Company’s stockholders immediately prior to the effective time of the Merger ceased to have any rights as stockholders in the Company (other than their right to receive the merger consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.

Section 5 — Corporate Governance and Management

Item 5.01  Change in Control Registrant.

On July 10, 2008, pursuant to the terms of the Merger Agreement, the Purchaser merged with and into the Company, with the Company continuing as the surviving corporation.  As a result of the Merger, the Company became a wholly owned subsidiary of the Parent.  In the Merger (i) each share of Common Stock, (ii) each option to purchase Common Stock and (iii) certain RSUs, outstanding immediately prior to the Merger, were converted into the right to receive $78.00, or in the case of options, a cash payment equal to the excess of $78.00 over the applicable option exercise price, without interest and net of any taxes required to be withheld.

The aggregate purchase price paid for the shares of Common Stock, options to purchase Common Stock and certain RSUs, outstanding immediately prior to the effective time of the Merger, was approximately $8.1 billion plus related transaction fees and expenses.  Nokia financed the acquisition through a combination of approximately $4.1 billion in Nokia cash on hand and approximately $4.0 billion financed through the issuance of commercial paper under its existing US$4 billion Commercial Paper Program.  The dealers of the program are Goldman, Sachs & Co., J.P. Morgan Securities Inc., and Lehman Brothers Inc., and the issuing and paying agent is Citibank N.A.  The issuer in the program is Nokia Corporation.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the completion of the Merger, Messrs. Christopher B. Galvin, Richard J. A. de Lange, Andrew Green, William L. Kimsey, Scott D. Miller, and Dirk-Jan van Ommeren voluntarily resigned from the board of directors of the Company.  The newly appointed board of directors of the Company is comprised of the following individuals:  Robert Andersson, Judson C. Green, Olli-Pekka Kallasvuo, Lawrence M. Kaplan, Mary McDowell, David B. Mullen, Niklas Savander and Richard A. Simonson.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger and in accordance with the terms of the Merger Agreement, the Company’s Certificate of Incorporation and Bylaws were amended, effective July 10, 2008, so that they read the same (except with respect to the name of the Company) as the certificate of incorporation and bylaws of the Purchaser as in effect immediately prior to the effective time of the Merger.  Copies of the amended Certificate of Incorporation and Bylaws are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are being furnished herewith:

2.1

Agreement and Plan of Merger by and among Nokia Inc., North Acquisition Corp. and NAVTEQ Corporation dated as of October 1, 2007 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 1, 2007).

3.1	Certificate of Incorporation of NAVTEQ Corporation, as amended.
3.2	Bylaws of NAVTEQ Corporation, as amended.
99.1	Press Release issued by NAVTEQ Corporation on July 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: July 10, 2008	By:	/s/ Lawrence M. Kaplan
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger by and among Nokia Inc., North Acquisition Corp. and NAVTEQ Corporation dated as of October 1, 2007 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 1, 2007).

3.1	Certificate of Incorporation of NAVTEQ Corporation, as amended.

3.2	Bylaws of NAVTEQ Corporation, as amended.

99.1	Press Release issued by NAVTEQ Corporation on July 10, 2008.